UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 17, 2015 (March 16, 2015)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 16, 2015, the Board of Directors (the “Board”) of Key Energy Services, Inc. (the “Company”) amended and restated the by-laws (the “By-laws”) of the Company to expand the role of the Lead Director of the Board. Under the By-laws, the Lead Director now has the authority to (i) call special meetings of the independent non-management Directors at any time, (ii) preside at all meetings of the Board at which the Chairman is not present, (iii) preside over the executive sessions of the non-management Directors, (iv) serve as liaison between the Chairman and non-management Directors, (v) approve information sent to the Board, (vi) participate in approving meeting agendas for the Board, (vii) approve meeting schedules to assure sufficient time for discussion of agenda items, and (viii) consult and communicate with major stockholders in appropriate circumstances. The foregoing summary of the amendment to the By-laws is qualified in its entirety by reference to the full text of the amended By-laws attached to this report as Exhibit 3.1 and incorporated by reference herein.

Item 7.01	Regulation FD

On March 16, 2015, in connection with the amendment to its By-laws, the Company revised its Corporate Governance Guidelines to expand the role of the Lead Director. Under the Company’s revised Corporate Governance Guidelines, the Lead Director now has the authority to (i) call special meetings of the independent non-management Directors at any time, (ii) preside at all meetings of the Board at which the Chairman is not present, (iii) preside over the executive sessions of the non-management Directors, (iv) serve as liaison between the Chairman and non-management Directors, (v) approve information sent to the Board, (vi) participate in approving meeting agendas for the Board, (vii) approve meeting schedules to assure sufficient time for discussion of agenda items, and (viii) consult and communicate with major stockholders in appropriate circumstances. The revised Corporate Governance Guidelines are available on the Company’s website, www.keyenergy.com, under “company/corporate-governance”.

The information contained in Item 7.01 of this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, and the information shall not be deemed incorporated by reference into any filing under the Securities Actor the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Eighth Amended and Restated By-laws of Key Energy Services, Inc. as amended March 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: March 17, 2015	By:	/s/ KIMBERLY R. FRYE
Kimberly R. Frye
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Eighth Amended and Restated By-laws of Key Energy Services, Inc. as amended March 16, 2015.